SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[  ]     Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    PROFUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

(4)      Date Filed:

ProFunds
7900 Wisconsin Avenue
Suite 300
Bethesda, Maryland 20814

                                                                 March 1, 2001

Dear Shareholder:

         The Board of Trustees (the "Trustees") has called a Special Meeting of Shareholders ("Special Meeting") of the ProFunds to take place on April 17, 2001 at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219 at 2:00 p.m., Eastern Standard Time. The Trustees have called this meeting to request shareholder approval on several proposals relating to the management and operation of the ProFunds.

         The first of these proposals deals with the investment management of the Money Market ProFund. The Trustees are asking shareholders to approve an amended investment advisory agreement, which would allow the Trustees at their discretion at some future date to terminate the current master feeder structure of the fund and implement the proposed investment advisory agreement. The proposed investment advisory agreement would result in ProFund Advisors taking over investment management of the Money Market ProFund.

         Additionally the Trustees are also requesting shareholder approval to implement a new Distribution and Service Plan for the Service Class shares of all ProFunds. The Distribution and Service Plan replaces the existing Shareholder Services Plan and would continue to allow the ProFunds to pay up to 1.00% for, among other things, the promotion and distribution of the Trust's Service Class shares and for the provision of the services to the beneficial owners of the Service Class shares.

     What you need to do:

          .    Read all enclosed materials.
          .    Choose on of the following options to vote:
          1.   By Mail:  Complete  the  enclosed  proxy  card and  return in the postage-paid envelope provided.
          2.   By Telephone: Call the toll-free number on your proxy card.
          3.   By Internet:  Log on to  www.proxyvote.com.
          4.   Attend Shareholder Meeting (details enclosed)

         The ProFunds has enlisted the services of Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from SCC encouraging you to exercise your right to vote.

         The Trustees of the ProFunds believes that these proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

Respectfully,

Michael Sapir
President and Chairman of the Board
ProFunds

                                    ProFunds
                              7900 Wisconsin Avenue
                                    Suite 300
                            Bethesda, Maryland 20814
                         (888) 776-3637 (For Investors)
                  (888) 776-5717 (Financial Professionals Only)

     Money Market ProFund                                 Energy UltraSector ProFund
     Bull ProFund                                         Financial UltraSector ProFund
     UltraBull ProFund                                    Internet UltraSector ProFund
     Bear ProFund                                         Pharmaceuticals UltraSector ProFund
     UltraBear ProFund                                    Healthcare UltraSector ProFund
     UltraOTC ProFund                                     Real Estate UltraSector ProFund
     UltraShort OTC ProFund                               Semiconductor UltraSector ProFund
     UltraEurope ProFund                                  Technology UltraSector ProFund
     UltraSmall-Cap ProFund                               Telecommunications UltraSector ProFund
     UltraMid-Cap ProFund                                 Utilities UltraSector ProFund
     UltraJapan ProFund                                   Wireless Communications UltraSector ProFund
     Biotechnology UltraSector ProFund                    OTC ProFund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held April 17, 2001

To the Shareholders of ProFunds:

         Notice is hereby given that a special meeting of shareholders of ProFunds (the "Trust") will be held at [time] on April 17, 2001 at [location], or as adjourned from time to time (the "Meeting"), for the following purposes:

1.   To approve an Amended  and  Restated  Investment  Advisory  Agreement  with
     respect  to  the  Money  Market   ProFund   (Investor   and  Service  Class
     shareholders of the Money Market ProFund);

2. To approve a Distribution and Service Plan with respect to the Trust's Service Class shares (Service Class shareholders of each ProFund); and

3.   To transact such other business as may properly come before the Meeting.

         After careful consideration, the Trustees of the Trust unanimously approved Proposals 1 and 2 above, and unanimously recommend that Investor and Service Class shareholders of the Money Market ProFund vote "FOR" Proposal 1 and that Service Class shareholders of each ProFund vote "FOR" Proposal 2.

         The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on February 19, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar of net assets attributable to that shareholder's investment, and an appropriate fraction of a vote for each fraction of a dollar invested.

         Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,


Louis M. Mayberg
Secretary

March 9, 2001

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                    ProFunds
                              7900 Wisconsin Avenue
                                    Suite 300
                            Bethesda, Maryland 20814
                         (888) 776-3637 (For Investors)
                  (888) 776-5717 (Financial Professionals Only)

                                   ----------

                                 PROXY STATEMENT
                                   ----------

                         Special Meeting of Shareholders
                            To Be Held April 17, 2001


         This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ProFunds (the "Trust") for use at a special meeting of shareholders of the Trust to be held at [time] on April 17, 2001 at [location], or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

         It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 9, 2001.

                                   PROPOSAL 1

                           Approval Of An Amended And
                     Restated Investment Advisory Agreement
                          for the Money Market ProFund

Introduction

         Since its inception in October 1997, the Money Market ProFund has functioned as a "feeder" fund in a "master-feeder" fund structure. Unlike traditional open-end management investment companies, which directly acquire and manage their own portfolio securities, the Money Market ProFund has sought to achieve its investment objective by investing all of its assets in a "master" fund, the Cash Management Portfolio (the "Portfolio"), a separate investment company with the same investment objective as the Money Market ProFund.

         At a meeting held on January 26, 2001, the Board considered whether it continued to be in the best interests of the Money Market ProFund, and its shareholders, to retain the master-feeder relationship with the Portfolio. In light of the information presented for its consideration, the Board determined to continue the master-feeder relationship for the time being, but concluded that potential operational efficiencies and other considerations indicated that it also was consistent with the best interests of Money Market Fund shareholders to withdraw the Money Market ProFund's assets from the Portfolio for direct management by an investment advisor. In that event, applicable law would require that shareholders of the Money Market ProFund approve an investment advisory agreement with any such investment advisor.

         On the basis of the above, the Board unanimously approved an Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Money Market ProFund, and ProFund Advisors LLC ("ProFund Advisors"), the current investment advisor to each of the other
ProFunds. The Advisory Agreement authorizes ProFund Advisors to provide investment advisory services to the Money Market ProFund similar to the services that ProFund Advisors already provides to the other ProFunds and comparable in scope to those provided by Bankers Trust Company ("Bankers Trust"), the investment advisor of the Portfolio. If approved by shareholders at the Meeting, the Advisory Agreement will take effect on or about May 1, 2001.

         Approval of the Advisory Agreement with ProFund Advisors and termination of the master-feeder fund structure is not expected to result in any increase in overall operating expenses with respect to Investor Class or Service Class shares of the Money Market ProFund.

         The Board recommends that shareholders of the Money Market ProFund approve the proposed Advisory Agreement, a form of which is attached as Exhibit A.

Description of the Portfolio's Investment Advisory and Service Arrangements

         The Portfolio currently is managed by Bankers Trust pursuant to an investment advisory agreement dated June 4, 1999, between Bankers Trust and the Portfolio. This agreement was last approved by shareholders of the Portfolio on September 29, 1999, following the acquisition of Bankers Trust by Deutsche Bank, A.G., which had the effect of terminating the prior investment advisory agreement with respect to the Portfolio.

         Under the terms of the investment advisory agreement applicable to the Portfolio, Bankers Trust agrees to furnish the Portfolio with investment advisory and other services in connection with a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Subject to the supervision and control of the Portfolio's board of trustees, Bankers Trust agrees to: (a) conform to all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and conduct its activities in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries; (b) provide the services rendered by it, in accordance with the Portfolio's investment objective and policies, as stated in the prospectus and statement of additional information of the Portfolio, as from time to time in effect, and the Portfolio's then current registration statement on Form N-1A as filed with the SEC; (c) place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer selected by it; (d) determine from time to time what securities or other investments will be purchased, sold or retained by the Portfolio; and
(e) maintain books and records with respect to the securities transactions of the Portfolio and render periodic and special reports as requested.

         For its investment advisory services, Bankers Trust receives from the Portfolio a fee, computed daily and payable monthly, in an amount equal to the annual rate of 0.15% of the Portfolio's average daily net assets. During the fiscal year ended December 31, 2000, the Portfolio paid Bankers Trust investment advisory fees equal to $[ ].

         In addition to serving as investment adviser to the Portfolio, Bankers Trust also serves as administrator, transfer agent and custodian of the Portfolio. The Portfolio has entered into an administration and services agreement with Bankers Trust under which Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 2000, the Portfolio paid Bankers Trust $[] of administration and service fees. [Any other material payments?]

Proposed Advisory Agreement

         The proposed Advisory Agreement provides ProFund Advisors with sole investment discretion with respect to the Money Market ProFund, including investment research, selection of the securities to be purchased and sold and the portion of the assets of the Money Market ProFund, if any, that shall be held uninvested, and the selection of the broker-dealers through which securities transactions in the Money Market ProFund will be executed. ProFund Advisors is obligated to manage the Money Market ProFund in accordance with the objectives, policies and limitations set forth in the Money Market ProFund's current prospectus and statement of additional information. Additionally, ProFund Advisors shall, at its expense, employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under the Advisory Agreement and provide all advisory services, equipment, facilities and personnel necessary to perform its obligations under the Advisory Agreement. The proposed Advisory Agreement authorizes ProFund Advisors, subject to approval by the Board, to employ one or more investment sub-advisers to perform some or all of the services to be provided by ProFund Advisors under the proposed Advisory Agreement. The Advisory Agreement also provides that the services of ProFund Advisors to the Trust are not exclusive, and ProFund Advisors is free to render similar services to others so long as its services pursuant to the Advisory Agreement are not impaired.

         For its services, ProFund Advisors would be entitled to receive a fee calculated at the annual rate of 0.35% with respect to the average daily net asset value of the Money Market ProFund, which will be paid monthly. ProFund Advisors may waive all or a portion of its fees.

         The proposed Advisory Agreement specifically contemplates that the existing master-feeder fund structure may continue until such time as the Board determines that it is in the best interests of the Money Market ProFund and its shareholders to terminate the master-feeder relationship with the Portfolio and directly invest the assets of the Money Market ProFund in money market instruments. Until that time, ProFund Advisors shall not be entitled to an investment advisory fee under the proposed Advisory Agreement.

         The Advisory Agreement has an initial term of up to two years from its effective date, with continuation thereafter subject to annual approval by the Board or Money Market ProFund shareholders, as well as by a majority of the Trustees who are not "interested persons" of the Trust for regulatory purposes ("Independent Trustees"). The Advisory Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board, by the shareholders of the Money Market ProFund, or by ProFund Advisors. The Advisory Agreement automatically terminates in the event of its assignment.

         The Advisory Agreement provides that neither ProFund Advisors nor its officers, directors, employees, agents or controlling person shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which the Advisory Agreement relates, including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ProFund Advisors or such persons in the performance of their duties or from reckless disregard by them of their duties under the Advisory Agreement.

         The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed Advisory Agreement.

Other Services Provided by ProFund Advisors

         In accordance with a separate Management Services Agreement, ProFund Advisors performs certain client support and other administrative services on behalf of all of the ProFunds, and provides feeder fund management and administrative services to the Money Market ProFund. These services include monitoring the performance of the Portfolio, coordinating the Money Market ProFund's relationship with the Portfolio, communicating with the Board and Money Market ProFund shareholders regarding the Portfolio's performance and the Money Market ProFund's two-tier structure, and, in general, assisting the Board in all aspects of the administration and operation of the Money Market ProFund. For these services, the Trust pays ProFund Advisors a fee at the annual rate of 0.15% of the average daily net assets of all non-money market ProFunds, and 0.35% of the average daily net assets of the Money Market ProFund. For the year ended December 31, 2000, the Money Market ProFund owed ProFund Advisors management services fees equal to $[], of which $[] was waived by ProFund Advisors.

         At the January 26, 2001 meeting, the Board also approved a reduction of the management services fee applicable to the Money Market ProFund, effective upon the termination of the master-feeder fund structure. After that time, the Trust will pay ProFund Advisors a management services fee equal to an annual rate of 0.15% of the Money Market ProFund's average daily net assets, which is the same fee to which all other ProFunds currently are subject. If shareholders do not approve the proposed Advisory Agreement, the Board anticipates retaining the existing master-feeder relationship with the Portfolio and the existing management services fee applicable to the Money Market ProFund.

Fees and Expenses of the Money Market ProFund

         The Advisory Agreement appoints ProFund Advisors to replace Bankers Trust as the provider of investment advisory services with respect to the assets of the Money Market ProFund. Under the proposed Advisory Agreement, in the event that the Board terminates the existing master-feeder relationship with the Portfolio, the investment advisory fees applicable to an investment in the Money Market ProFund would increase from an annual rate of 0.15% of the Money Market ProFund's average daily net assets to 0.35% of average daily net assets. During the fiscal year ended December 31, 2000, the gross investment advisory fees of the Portfolio attributable to the Money Market ProFund's investment in the Portfolio equaled approximately $[]. During the same period, ProFund Advisors would have received investment advisory fees equal to approximately $[], representing a []% increase, had the proposed Advisory Agreement been in effect.

         However, as noted previously, approval of the Advisory Agreement with ProFund Advisors and termination of the master-feeder fund structure is not expected to result in any increase in overall operating expenses with respect to Investor Class or Service Class shares of the Money Market ProFund. Because feeder fund services currently provided by ProFund Advisors would no longer be necessary if the Money Market Fund does not invest its assets in the Portfolio, management services fees applicable to the Money Market ProFund would drop from 0.35% of average daily net assets to a rate of 0.15%, which should completely offset the proposed increase in investment advisory fees that would be applicable to the assets of the Money Market ProFund.

         The following tables compare the current operating expenses, including the Money Market ProFund's pro rata share of the Portfolio's expenses, applicable to an investment in each class of shares of the Money Market ProFund, to the pro forma estimated expenses applicable to an investment in each class of shares of the Money Market ProFund assuming shareholder approval of the Advisory Agreement and termination of the master-feeder fund structure.

Annual Operating Expenses
(as a percentage of average daily net assets)

                                            Investor Class                              Service Class
                                        Current         Pro Forma               Current          Pro Forma

Management fees                         0.15%           0.35%                   0.15%             0.35%
Distribution and Service
(12b-1) fees*                            --             --                      1.00%             1.00%
Other expenses                          0.68%           0.48%                   0.68%             0.48%
--------------                          -----           -----                   -----             -----
Total annual operating expenses         0.83%           0.83%                   1.83%             1.83%
--------------
*  Payable   pursuant  to  the  Distribution  and  Service  Plan  presented  for shareholder approval in Proposal 2.

Expense Examples

The examples below compare the fees an investor would incur on a $10,000 investment in each class of shares of the Money Market ProFund to the fees an investor would incur on a $10,000 investment in each class of shares of the Money Market ProFund assuming shareholder approval of the Advisory Agreement. The examples assume that a shareholder invests for the time periods shown and redeems all shares at the end of each period, that the Money Market ProFund earned an annual return of 5% over the periods shown, that dividends and distributions are reinvested, and that gross operating expenses remain constant. Because these examples are hypothetical and for comparison only, actual costs will be different.

                                    Investor Class                              Service Class
                           Current          Pro Forma                  Current          Pro Forma
1 Year                        $85             $85                        $186                $186
3 Years                       $265            $265                       $576                $576
5 Years                       $460            $460                       $990                $990
10 Years                      $1,025          $1,025                   $2,148              $2,148

Information About ProFund Advisors

         ProFund Advisors, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, is a Maryland limited liability company and is registered with the SEC as an investment advisor. As of December 31, 2000, ProFund Advisors had approximately $[] billion of assets under investment management. The managing members and principal executive officer of ProFund Advisors, and their principal occupations, are shown below. The business address of each of the following is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

--------------------------------------------------------------------------------
Name                                      Position and Principal Occupation

Michael L. Sapir*                         Managing Member, Chairman and Chief
                                          Executive Officer

Louis Mayberg*                            Managing Member and President
--------------------------------------------------------------------------------
---------------
* Mr. Sapir is Trustee, Chairman of the Board, and Chief Executive Officer of the Trust, and Mr. Mayberg serves as Secretary of the Trust.

Board Consideration of the Advisory Agreement

         The Board has concluded that the Advisory Agreement will enable the Money Market ProFund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Money Market ProFund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, have unanimously approved the Advisory Agreement and have authorized the submission of the Advisory Agreement to Money Market ProFund shareholders for their approval.

         In determining whether it was appropriate to approve the Advisory Agreement and to recommend approval by shareholders, the Board requested information, provided by ProFund Advisors, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

         The Trustees decided to approve the Advisory Agreement and recommend that Money Market ProFund investors approve the Advisory Agreement on the basis of the following considerations, among others:

 .    The investment  advisory fee payable to ProFund Advisors under the proposed
     Advisory Agreement is fair and reasonable in light of the services to be provided, the anticipated costs of these services, and the comparability of the proposed fee to fees paid by similar money market funds;

 .    The proposed  Advisory  Agreement is not  anticipated  to increase  overall operating expenses of the Money Market ProFund;

 .    The nature, quality and extent of the investment advisory services expected to be provided by ProFund Advisors, in light of the high quality services provided to the other ProFunds;

 .    ProFund Advisors'  representations  regarding its staffing and capabilities to manage the Money Market ProFund, including the retention of personnel with money market fund portfolio management experience;

 .    The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors;

 .    The potential for operational  efficiencies,  organizational and regulatory simplicity, and marketing advantages resulting from terminating a two-tier, master-feeder fund structure that requires coordination of operations with an unaffiliated third party; and

 .    The  flexibility  offered by  approval  of the  Advisory  Agreement,  which
     permits  the  Board,   upon  reaching  a  determination  to  terminate  the
     master-feeder fund structure, to pursue the best interests of the Money Market ProFund and its shareholders without the time delay and expense of seeking shareholder approval at that time.

         Based on its review of the information requested and provided, the Board determined that the Advisory Agreement was consistent with the best interests of the Money Market ProFund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the Advisory Agreement and recommended its approval by Money Market ProFund investors.

         The Board, including the Independent Trustees, unanimously recommends that Money Market ProFund shareholders vote "FOR" approval of the Advisory Agreement as provided under Proposal 1. Unmarked proxies will be so voted.

                                   PROPOSAL 2

                    Approval of Distribution and Service Plan

Introduction

         Service Class shares of the ProFunds are subject to a Shareholder Services Plan. Under the Shareholder Services Plan, the Trust makes payments out of assets attributable to Service Class shares to financial intermediaries whose clients beneficially own Service Class shares. Fees paid under the Shareholder Services Plan may be used to pay for a variety of services provided to Service Class investors, as described below.

         At a meeting held on January 26, 2001, the Board reduced the fee payable under the Shareholder Services Plan from 1.00% (on an annual basis) of the average daily net assets attributable to Service Class shares to a rate equal to 0.25%, effective at the close of business on January 30, 2001, and terminated the Shareholder Services Plan effective 60 days after January 30, 2001. The Board also approved as in the best interests of the Trust and its Service Class shareholders a Distribution and Service Plan, effective February 1, 2001, under which the Trust may use assets attributable to Service Class shares to pay for, among other things, the promotion and distribution of the Trust's Service Class shares and the provision of services to the beneficial owners of Service Class shares. No fees will be paid or reimbursed under the Distribution and Service Plan for activities or services covered and paid under the Shareholder Services Plan for the remainder of its term. The Distribution and Service Plan is intended to be, in effect, a successor to the Shareholder Services Plan.

         In addition to the financing of the current services covered under the Shareholder Services Plan, the proposed Distribution and Service Plan will permit the Trust to finance a broader array of activities and services on behalf of Service Class shareholders. The Distribution and Service Plan will not increase or alter the maximum amount authorized to be paid under the Shareholder Services Plan, prior to the recent fee reduction.

         The Board recommends that the Service Class shareholders approve the proposed Distribution and Service Plan, a form of which is attached as Exhibit B.

Description of the Shareholder Services Plan

         Since inception, Service Class shares have been subject to the Shareholder Services Plan that was adopted by the Board at a meeting held on October 28, 1997 shortly before the Trust commenced operations. The Board approved the Shareholder Services Plan on behalf of each ProFund with Service Class shares that was created after that date and reapproved the Plan on an annual basis. The Shareholder Services Plan was most recently approved by the Board at a meeting held on August 24, 2000. As noted above, the Board recently reduced the fee payable under the Shareholder Services Plan for the remainder of the Plan's term.

         Under the Shareholder Services Plan, each ProFund with Service Class shares may make payments to investment advisers, banks, trust companies and other authorized financial institutions ("authorized firms") of up to 0.25% (on an annual basis) of the average daily net asset value of Service Class shares attributable to such authorized firms' clients who are beneficial owners of Service Class shares. For this fee, authorized firms may provide a variety of services to Service Class investors, including without limitation: (1) receiving and processing shareholder orders; (2) performing the accounting for Service Class shareholder accounts; (3) maintaining retirement plan accounts; (4) answering questions and handling correspondence for individual accounts; (5) acting as the sole shareholder of record for individual shareholders; (6) issuing shareholder reports and transaction confirmations; (7) executing daily investment "sweep" functions; and (8) furnishing investment advisory services. The Trust does not monitor the services actually provided by the authorized firms. Because this fee is paid out of the assets attributable to the Service Class shares of each ProFund with that class of shares, Service Class shareholders bear the expenses associated with the Shareholder Services Plan.

         Information concerning the amounts paid under the Shareholder Services Plan for the fiscal year ended December 31, 2000 is set forth in Exhibit C.

Description of the Distribution and Service Plan

         The proposed Distribution and Service Plan authorizes payments from assets attributable to Service Class shares for a variety of distribution-related activities with respect to Service Class shares, which include any type of activity that is primarily intended to result in the sale of the Service Class shares as determined by the Board. The Distribution and Service Plan explicitly relies on the provisions of Rule 12b-1 under the Investment Company Act of 1940 to make these distribution-related payments, while the Shareholder Services Plan does not.

         In addition, consistent with applicable regulations, the proposed Distribution and Service Plan authorizes payments from assets attributable to Service Class shares for shareholder services and other services provided to beneficial owners of Service Class shares that are not primarily intended to result in the sale of Service Class shares. Payments under the Distribution and Service Plan may be made directly by the Trust, or indirectly through Concord Financial Group, Inc. ("Concord"), the distributor of the Service Class shares, or another service provider of the Trust.

         The proposed Distribution and Service Plan authorizes payments as compensation or reimbursement for the same services as are currently provided under the Shareholder Services Plan, as summarized above in "Description of the Shareholder Services Plan". It is anticipated that the fee would primarily be used to compensate financial professionals. In addition, the proposed Distribution and Service Plan authorizes payments as compensation or reimbursement for other activities, such as: (1) advertising; (2) compensation of Concord, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; and (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges.

         The proposed Distribution and Service Plan authorizes payment of compensation or reimbursement in an amount up to 1.00%, on an annual basis, of the average daily net assets attributable to Service Class shares. In accordance with Conduct Rule 2830 of the National Association of Securities Dealers, Inc. (a broker-dealer self-regulatory organization), no more than 0.75% will constitute an "asset-based sales charge" and no more than 0.25% will constitute a "service fee", as those terms are defined in that Conduct Rule. Payments will be accrued daily and paid monthly, or at such other intervals as the Board may determine. As required by applicable law, the Board will review, at least quarterly, written reports concerning the amounts expended under the Distribution and Service Plan and the purposes for which the expenditures were made.

         In addition to the foregoing provisions, the Distribution and Service Plan requires that its distribution-related provisions be approved, with respect to each ProFund with Service Class shares, by a vote of at least a "majority of the outstanding voting securities" of the Service Class. This standard is described in more detail below under "OTHER INFORMATION - Required Vote". The Distribution and Service Plan also provides that it is subject to renewal on an annual basis by the Board, including approval by a majority of the Trustees who are not "interested persons" of the Trust for regulatory purposes and who do not have any direct or indirect financial interest in the operation of the Distribution and Service Plan or any related agreement (the "Plan Trustees"). In addition, Plan Trustees must approve any material amendments to the Distribution and Service Plan, and Service Class shareholders must approve any amendment that would materially increase the amount to be spent for distribution. The Distribution and Service Plan also may be terminated with respect to a ProFund at any time by the vote of a majority of Plan Trustees, or by a vote of a majority of the outstanding voting securities of the Service Class shares of that ProFund. Service Class shareholders do not have the right to vote on the implementation of the Shareholder Services Plan or any material increase in the fees thereunder (of which there have been none), although they do have the right to terminate the Shareholder Services Plan to the same extent as the proposed Distribution and Service Plan.

Payment of Accrued Distribution and Service Plan Fees

         As provided by the Distribution and Service Plan, the Board has approved, subject to approval of the Distribution and Service Plan by Service Class shareholders, payment of distribution-related fees accrued under the Distribution and Service Plan at the rate of 0.75% (on an annual basis) of the average daily net assets attributable to Service Class shares from February 1, 2001, the effective date of the Distribution and Service Plan, through the date of the Meeting. If the Distribution and Service Plan is approved by the Service Class shareholders of a ProFund, that approval also will be considered to be an approval of any distribution-related fees accrued under the Distribution and Service Plan through the date of the Meeting. If approval of the Distribution and Service Plan is obtained, each ProFund will pay fees accrued under the Distribution and Service Plan to Concord or another service provider of the Trust as reimbursement for financing certain distribution-related activities and/or services under the Distribution and Service Plan from February 1, 2001 through the date of the Meeting. Estimated monthly accruals of these fees, based on Service Class net assets as of December 31, 2000, are set forth in Exhibit D.

         The attached form of the Distribution and Service Plan qualifies in its entirety the foregoing description of that Plan.

Board Consideration of the Distribution and Service Plan

         The Board has concluded that the Distribution and Service Plan is reasonably likely to benefit the Trust and its Service Class shareholders. Accordingly, the Trustees, including the Plan Trustees, have unanimously approved the Distribution and Service Plan with respect to Service Class shares and the payment of distribution-related fees accrued thereunder pending shareholder approval, and have authorized the submission of the Plan to Service Class shareholders for their approval.

         Following a scheduled examination and in consultation with the SEC's staff, the Board requested information from Trust management to determine whether it was appropriate to approve the Distribution and Service Plan and to recommend its approval by shareholder. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

         The Trustees decided to approve the Distribution and Service Plan and recommend that Service Class investors approve the Plan on the basis of the following considerations, among others:

 .    The  maximum  level of fees  that may be paid  under the  Distribution  and
     Service Plan are the same as the maximum level of fees that formerly could be paid under the Shareholder Services Plan, and are appropriate and reasonable in light of the activities and services financed under the Distribution and Service Plan;

 .    Consistent  with guidance from the SEC, the  Distribution  and Service Plan provides a greater degree of certainty regarding compliance with applicable regulations, as it explicitly is subject to the substantive and procedural requirements of Rule 12b-1;

 .    The  Distribution  and Service  Plan is  expected  to pay for the  services covered under the Shareholder Services Plan, which are a potential source of benefit to Service Class investors;

 .    The  Distribution  and Service  Plan will permit the  financing  of a broad
     array  of   distribution-related   activities   and  services,   which  the
     Shareholder Services Plan does not contemplate, so Service Class investors have greater potential to benefit;

 .    The  financing of a broader  array of  activities  and services  than those under many Rule 12b-1 plans implemented by other investment companies may make the Service Class shares a more attractive investment alternative in a very competitive marketplace. Increased competitiveness may result in increased assets, which can benefit the Trust and investors in the ProFunds by increasing investment opportunities and diversification, and by reducing per share operating expenses because fixed expenses, including those attributable to Service Class shares, would be spread over a larger asset base;

 .    The Distribution and Service Plan may open up new distribution channels for selling Service Class shares, such as retail broker-dealers. Increased opportunities for distribution may help maintain and increase asset levels, which, as discussed above, can benefit Service Class investors;

 .    The Distribution and Service Plan may provide greater  incentive to Concord and others to incur promotional expenses on behalf of Service Class shares, which may assist in asset growth; and

 .    The  absence of any means to finance  promotional  activities  may make the
     Service Class a less desirable investment option, which may lead to a dissipation of assets to the detriment of the Trust and Service Class investors.

         Based on its review of the information requested and provided, the Board determined that the Distribution and Service Plan was reasonably likely to benefit the Trust and Service Class investors, and was consistent with the best interests of the ProFunds and Service Class investors. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the Distribution and Service Plan and the payment of fees accrued thereunder pending shareholder approval, and recommended the Plan's approval by Service Class investors.

         The Board, including the Plan Trustees, unanimously recommends that shareholders vote "FOR" approval of the Distribution and Service Plan as provided under Proposal 2. Unmarked proxies will be so voted.

                                 Other Business

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

Proxy Solicitation

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Shareholder Voting

         Shareholders of record at the close of business on February 19, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar of net assets attributable to that shareholder's investment, and an appropriate fraction of a vote for each fraction of a dollar invested. Information regarding the number of Service Class shares of each ProFund, and the combined number of Service Class and Investor Class shares of the Money Market ProFund, outstanding as of the Record Date and the number of votes represented thereby, as well as information regarding certain beneficial owners of the Service Class shares of the ProFunds and shares of the Money Market ProFund, as of February 19, 2001, is set forth in Exhibit E.

         The presence in person or by proxy of the holders of one-tenth of the outstanding shares of a ProFund entitled to vote on a proposal as of the Record Date is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

         In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of any proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals or other ProFunds.

         In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with the proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is executed), it will be voted FOR each proposal on which the shareholder may vote. In addition, shareholders may give voting instructions via the Internet [address] or by touch-tone telephone [telephone number] by following the instructions enclosed with the proxy card. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Required Vote

         Investor Class and Service Class shareholders of the Money Market ProFund will vote together on Proposal 1. Service Class shareholders vote separately by ProFund on Proposal 2. Shareholders will vote as necessary on any other proposal. Approval of each of Proposal 1 and Proposal 2 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal which means the vote of 67% or more of the shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares entitled to vote on the proposal, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal 1 and Proposal 2.

Shareholder Reports

         Shareholders can find important information about the Trust in its annual report dated December 31, 1999 and semi-annual report dated June 30, 2000, each of which previously has been furnished to shareholders. Shareholders may request another copy of the reports by writing to the Trust at the above address, or by calling the telephone number above. Copies of the reports will be provided free of charge.

Shareholder Proposals

         The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Service Providers

         BISYS Fund Services is the Trust's administrator, and Concord is the distributor of the ProFunds' shares. BISYS Fund Services and Concord are located at 3435 Stelzer Road, Columbus, Ohio 43219.

         To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By order of the Board of Trustees,


Louis M. Mayberg
Secretary


March 9, 2001

                                    EXHIBIT A

                                     Form of
                              Amended And Restated
                          Investment Advisory Agreement


         AGREEMENT made this 28th day of October, 1997 and amended as of February 18, 1998 and amended and restated as of October 15, 1999, January 24, 2000, May 5, 2000, August 24, 2000, December 8, 2000, January 26, 2001, and May
1, 2001 between ProFunds, a Delaware business trust (the "Trust"), and ProFund Advisors LLC, a Maryland limited liability company (the "Advisor").

         WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged principally in the business of rendering investment management services; and

          WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the" 1940 Act"); and

          WHEREAS, the Trust is authorized to issue shares of beneficial interest ("shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

          WHEREAS, the Trust currently offers sixty-eight series of shares, and may offer additional portfolios in the future; and

          WHEREAS, the Trust desires to retain the services of the Advisor to provide a continuous program of investment management for the following portfolios of the Trust: Bull ProFund, UltraBull ProFund, Bear ProFund, UltraBear ProFund, Ultra OTC ProFund, UltraShort OTC ProFund, UltraEurope ProFund, ProFund VP Bull, ProFund VP Bull Plus, ProFund VP UltraBull, ProFund VP UltraOTC, ProFund VP Europe 30, ProFund VP UltraEurope, ProFund VP Bear, ProFund VP UltraBear, ProFund VP UltraShort OTC, ProFund VP UltraShort Europe, ProFund VP Money Market, UltraSmall-Cap ProFund, UltraMid-Cap ProFund, UltraJapan
ProFund, Airline UltraSector ProFund, Banking UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Consumer Cyclical UltraSector ProFund, Consumer Non-Cyclical UltraSector ProFund, Energy UltraSector ProFund, Entertainment and Leisure UltraSector ProFund, Financial UltraSector ProFund, Healthcare UltraSector ProFund, Industrial UltraSector ProFund, Internet UltraSector ProFund, Oilfield Equipment and Services UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Wireless Communications UltraSector ProFund, OTC ProFund, ProFund VP OTC, ProFund VP UltraSmall-Cap, ProFund VP Small-Cap, ProFund VP Japan, Airlines Sector ProFund VP, Banking Sector ProFund VP, Basic Materials Sector ProFund VP, Biotechnology Sector ProFund VP, Consumer Cyclical Sector ProFund VP, Consumer Non-Cyclical Sector ProFund VP, Energy Sector ProFund VP, Entertainment and Leisure Sector ProFund VP, Financial Sector ProFund VP, Healthcare Sector ProFund VP, Industrial Sector ProFund VP, Internet Sector ProFund VP, Oilfield Equipment and Services Sector ProFund VP, Pharmaceuticals Sector ProFund VP, Precious Metals Sector ProFund VP, Real Estate Sector ProFund VP, Semiconductor Sector ProFund VP, Technology Sector ProFund VP, Telecommunications Sector ProFund VP, Utilities Sector ProFund VP, Wireless Communications Sector ProFund VP, and the Money Market ProFund (each referred to hereinafter as a "Portfolio" and collectively as the "Portfolios"); and

          WHEREAS, the Advisor is willing, in accordance with the terms and conditions hereof to provide such services to the Trust on behalf of such Portfolios.

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.  APPOINTMENT OF ADVISOR

          The Trust hereby appoints Advisor to provide the advisory services set forth herein to the Portfolios and Advisor agrees to accept such appointment and agrees to render the services set forth herein for the compensation herein provided. In carrying out its responsibilities under this Agreement, Advisor shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolios as set forth in the then-current Registration Statement of the Trust, applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder and other applicable federal securities laws and regulations.

2.  DUTIES OF ADVISOR

          Advisor shall provide a continuous program of investment management for each Portfolio. Subject to the general supervision of the Trust's Board of Trustees, Advisor shall have sole investment discretion with respect to the Portfolios, including investment research, selection of the securities to be purchased and sold and the portion of the assets of each Portfolio, if any, that shall be held uninvested, and the selection of broker-dealers through which securities transactions in the Portfolios will be executed. Advisor shall manage the Portfolios in accordance with the objectives, policies and limitations set forth in the Trust's current Prospectus and Statement of Additional Information. Specifically, and without limiting the generality of the foregoing, Advisor agrees that it will:

                  (a) promptly advise each Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Portfolio, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

                  (b) maintain all applicable books and records with respect to the securities transactions of the Portfolio. Specifically, but without limitation, Advisor agrees to maintain with respect to each Portfolio those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the 1940 Act with respect to transactions in each Portfolio including, without limitation, records which reflect securities purchased or sold in the Portfolio, showing for each such transaction, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the executing broker or dealer. Advisor will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the 1940 Act. Advisor acknowledges and agrees that all such records it maintains for the Trust are the property of the Trust and Advisor will surrender promptly to the Trust any such records upon the Trust's request;

                  (c) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of each Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Portfolio to ensure compliance with the various limitations on investments applicable to the Portfolio, to ensure that the Portfolio will continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to ensure that the Portfolios that serve as the investment medium for variable insurance contracts are managed in conformity with the requirements of Section 817 of the Code and Treasury Regulatory subsection 1.817-5 thereunder (or any successor or amended provision);

                  (d) render regular reports to the Trust concerning the performance by Advisor of its responsibilities under this Agreement. In particular, Advisor agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment programs of the Portfolio;

                  (e) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Portfolios, the Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Advisor or of its affiliates. In dealing with such customers, the Advisor and its affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

                  (f) review periodically and take responsibility for the material accuracy and completeness of the information supplied by or at the request of the Advisor for inclusion in Trust's registration statement under the 1940 Act and the Securities Act of 1933.

3. PORTFOLIO TRANSACTIONS

          Advisor shall be responsible for selecting members of securities exchanges, brokers and dealers (herein after referred to as "brokers") for the execution of purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, the Advisor will use its best efforts to seek on behalf of a Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Portfolio of the Trust and/or other accounts over which the Advisor or an affiliate of the Advisor exercises investment discretion. The Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Advisor will report to the Trustees from time to time regarding its portfolio execution and brokerage practices.

4.  EXPENSES AND COMPENSATION

         a)       Allocation of Expenses

                  The Advisor shall, at its expense, employ or associate with itself such persons as it believes appropriate to assist in performing its obligations under this Agreement and provide all advisory services, equipment, facilities and personnel necessary to perform its obligations under this Agreement.

                  The Trust shall be responsible for all its expenses and liabilities, including, without limitation, compensation of its Trustees who are not affiliated with the Portfolios' Administrator or the Advisor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including for keeping books and accounts and calculating the net asset value of shares of each Portfolio, transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale the Trust's shares of beneficial interest; expenses of preparing and printing share certificates (if any), prospectuses, shareholders' reports, notices, proxy statements and reports to regulatory agencies; the cost of office supplies; travel expenses of all officers, trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses.

         b)       Compensation

                  Subject to Section 5, for its services under this Agreement, Advisor shall be entitled to receive a fee calculated at the applicable annual rate set forth on Schedule A hereto with respect to the average daily net asset value of each Portfolio, which will be paid monthly. For the purpose of accruing compensation, the net asset value of the Portfolios will be determined in the manner provided in the then-current Prospectus of the Trust.

         c)       Expense Limitations

                  Advisor may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. Advisor shall be contractually bound hereunder by the terms of any publicity announced waiver of its fee, or any limitation of the Portfolio's expenses, as if such waiver were fully set forth herein.

5.  MONEY MARKET PROFUND

         The Money Market ProFund currently invests all of its investable assets in another mutual fund with a substantially similar investment objective (the "Portfolio"). For so long as the Money Market ProFund invests all of its investable assets in the Portfolio, or any successor mutual fund, the Advisor shall not be entitled to any fee pursuant to Section 4(b) with respect to the Money Market ProFund. Should the Trust's Board of Trustees determine that it is in the best interests of the Money Market ProFund and its shareholders to withdraw the Money Market ProFund's investment in the Portfolio (or successor), the Advisor will directly manage, or supervise the direct management of, the assets of the Money Market ProFund in accordance with the terms of this Agreement. The Advisor may employ one or more investment sub-advisers from time to time to perform some of the duties and services of the Advisor, including the selection of brokers for the execution of portfolio transactions, for the Money Market Portfolio, upon such terms and conditions as may be agreed upon between the Advisor and such investment sub-adviser(s) and approved by the Trust's Board of Trustees.

6.  LIABILITY OF ADVISOR

          Neither the Advisor nor its officers, directors, employees, agents or controlling person ("Associated Person") of the Advisor shall be liable for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Advisor or such Associated Persons in the performance of their duties or from reckless disregard by them of their duties under this Agreement.

7. LIABILITY OF THE TRUST AND PORTFOLIOS

          It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees, and it has been signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

          With respect to any obligation of the Trust on behalf of any Portfolio arising hereunder, the Advisor shall look for payment or satisfaction of such obligations solely to the assets and property of the Portfolio to which such obligation relates as though the Trust had separately contracted with the Advisor by separate written instrument with respect to each Portfolio.

8. DURATION AND TERMINATION OF THIS AGREEMENT

                  (a) Duration. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect for successive periods of one year thereafter with respect to each Portfolio so long as such continuance with respect to such Portfolio is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
         Act) of such Portfolio, and (b), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                  (b) Amendment. Any amendment to this Agreement shall become effective with respect to a Portfolio upon approval by the Advisor and the Trustees, and to the extent required by applicable law, a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio.

                  (c) Termination. This Agreement may be terminated with respect to any Portfolio at any time, without payment of any penalty, by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Portfolio, or by the Advisor, in each case upon sixty (60) days' prior written notice to the other party. Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Advisor on behalf of the Trust at the time of such termination. The
         Advisor shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorization to take such steps. In addition, this Agreement may be terminated with respect to one or more Portfolios without affecting the rights, duties or obligations of any of the other Portfolios.

                  (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

                  (e) Approval, Amendment or Termination by Individual Portfolio. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue, amend or terminate this Agreement with respect to any such Portfolio notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

                  (f) Use of Name. The parties acknowledge and agree that the names "ProFunds", "VP ProFunds" (collectively, the "ProFund Names") and any derivatives thereof, as well as any logos that are now or shall hereafter be associated with the ProFund Names are the valuable property of the Advisor. In the event that this Agreement is terminated and the Advisor no longer acts as Investment Advisor to the Trust, the Advisor reserves the right to withdraw from the Trust and the Portfolios the uses of the ProFund Names and logos or any name or logo misleadingly implying a continuing relationship between the Trust of the Portfolios and the Advisor or any of its affiliates.

9.  SERVICES NOT EXCLUSIVE

               The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

10.  MISCELLANEOUS

                  (a) Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

                  (b) Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not be thereby affected.

                  (c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of

         Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date written below.

                                            ProFund Advisors LLC, a Maryland
                                            limited liability company


ATTEST: ___________________________    By:  _____________________________
                                            Michael L. Sapir
                                            Chairman and Chief Executive Officer

                                             Date:  May 1, 2001



                                             ProFunds, a Delaware business trust


ATTEST: ___________________________    By:   _____________________________
                                             Michael L. Sapir
                                             Trustee and Chairman

                                             Date:  May 1, 2001

                                   SCHEDULE A

                           TO THE AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT
                    BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

                                  AS OF MAY 1, 2001

NAME OF FUND                                                                COMPENSATION
------------                                                                ------------
                                                                            (at Annual rate expressed as a
                                                                            percentage of average daily net assets
                                                                            of each Fund)(1)

Bull ProFund                                                                                  0.75%
UltraBull ProFund                                                                             0.75%
Bear ProFund                                                                                  0.75%
UltraOTC ProFund                                                                              0.75%
UltraShort OTC ProFund                                                                        0.75%
UltraEurope ProFund                                                                           0.90%
ProFund VP Bull                                                                               0.75%
ProFund VP Bull Plus                                                                          0.75%
ProFund VP UltraBull                                                                          0.75%
ProFund VP UltraOTC                                                                           0.75%
ProFund VP Europe 30                                                                          0.75%
ProFund VP UltraEurope                                                                        0.90%
ProFund VP UltraSmall-Cap                                                                     0.75%
ProFund VP Bear                                                                               0.75%
ProFund VP UltraBear                                                                          0.75%
ProFund VP UltraShort OTC                                                                     0.75%
ProFund VP UltraShort Europe                                                                  0.90%
ProFund VP Money Market                                                                       0.75%
UltraBear ProFund                                                                             0.75%
UltraSmall-Cap ProFund                                                                        0.75%
UltraMid-Cap ProFund                                                                          0.75%
UltraJapan ProFund                                                                            0.90%
Basic Materials UltraSector ProFund                                                           0.75%
Biotechnology UltraSector ProFund                                                             0.75%
Consumer Cyclical UltraSector ProFund                                                         0.75%
Consumer Non-Cyclical UltraSector ProFund                                                     0.75%
Energy UltraSector ProFund                                                                    0.75%
Financial UltraSector ProFund                                                                 0.75%
Healthcare UltraSector ProFund                                                                0.75%
Industrial UltraSector ProFund                                                                0.75%
-------------------
(1) All fees are computed daily and paid monthly.



NAME OF FUND                                                                COMPENSATION
------------                                                                ------------
                                                                            (at Annual rate expressed as a
                                                                            percentage of average daily net assets
                                                                            of each Fund)(2)

Internet UltraSector ProFund                                                                  0.75%
Pharmaceuticals UltraSector ProFund                                                           0.75%
Precious Metals UltraSector ProFund                                                           0.75%
Real Estate UltraSector ProFund                                                               0.75%
Semiconductor UltraSector ProFund                                                             0.75%
Technology UltraSector ProFund                                                                0.75%
Telecommunications UltraSector ProFund                                                        0.75%
Utilities UltraSector ProFund                                                                 0.75%
Wireless Communications UltraSector ProFund                                                   0.75%
OTC ProFund                                                                                   0.70%
Airline UltraSector ProFund                                                                   0.75%
Banking UltraSector ProFund                                                                   0.75%
Entertainment and Leisure UltraSector ProFund                                                 0.75%
Oilfield Equipment and Services UltraSector ProFund                                           0.75%
ProFund VP OTC                                                                                0.75%
ProFund VP Japan                                                                              0.75%
ProFund VP Small-Cap                                                                          0.75%
Airline Sector ProFund VP                                                                     0.75%
Banking Sector ProFund VP                                                                     0.75%
Basic Materials Sector ProFund VP                                                             0.75%
Biotechnology Sector ProFund VP                                                               0.75%
Consumer Cyclical Sector ProFund VP                                                           0.75%
Consumer Non-Cyclical Sector ProFund VP                                                       0.75%
Energy Sector ProFund VP                                                                      0.75%
Entertainment and Leisure Sector ProFund VP                                                   0.75%
Financial Sector VP ProFund                                                                   0.75%
Healthcare Sector ProFund VP                                                                  0.75%
Industrial Sector ProFund VP                                                                  0.75%
Internet Sector ProFund VP                                                                    0.75%
Oilfield Equipment and Services Sector ProFund VP                                             0.75%
Pharmaceuticals Sector ProFund VP                                                             0.75%
Precious Metals Sector ProFund VP                                                             0.75%
Real Estate Sector ProFund VP                                                                 0.75%
Semiconductor Sector ProFund VP                                                               0.75%
Technology Sector ProFund VP                                                                  0.75%
Telecommunications Sector ProFund VP                                                          0.75%
Utilities Sector ProFund VP                                                                   0.75%
Wireless Communications Sector ProFund VP                                                     0.75%
Money Market ProFund                                                                          0.35%

---------------------------
(2) All fees are computed daily and paid monthly.

PROFUND ADVISORS LLC,                           PROFUNDS,
a Maryland limited Liability company            a Delaware business trust



By:  ________________________________           By:  ___________________________
         Michael L. Sapir                            Michael L. Sapir
         Chairman and Chief Executive Officer        Trustee and Chairman

Date:    May 1, 2001                            Date: May 1, 2001

                                    EXHIBIT B

                 Form of Proposed Distribution and Service Plan

         This Distribution and Service Plan (the "Plan") dated February 1, 2001, constitutes the plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, to the extent applicable, on behalf of the Service Class shares (the "Shares") of ProFunds (the "Trust"), a Delaware business trust. The Plan relates to the Shares of each series of the Trust set forth on Schedule A, attached hereto, as such schedule may be amended from time to time (the "Funds").

          Section 1. Each Fund is authorized to pay to broker-dealers, investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of the Shares of such Fund (the "Plan Fee") as compensation, or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services described in Section 2 pursuant to an agreement with an Authorized Firm. Some or all of the Plan Fee may be paid to an Authorized Firm: (1) that is the distributor of a Fund's shares; or (2) that provides investment advisory or management services on behalf of a Fund (except that no portion of the Plan Fee may be paid to such service provider for investment advisory services to a
Fund).

         Payment of the Plan Fee shall be subject to applicable laws and regulations, as well as the rules of the National Association of Securities Dealers, Inc. ("NASD"). In accordance with NASD Conduct Rule 2830, as amended from time to time, no more than 75% of the Plan Fee (i.e., 0.75% of the average daily net asset value of Shares) will constitute an "asset-based sales charge" and no more than 25% of the Plan Fee (i.e., 0.25% of the average daily net asset value of Shares) will constitute a "service fee", as those terms are defined in Conduct Rule 2830.

          Section 2. Without in any way limiting the discretion of the Board of Trustees of the Trust, the activities and services for which the Plan Fee may be paid may include, without limitation:

 .    the provision of personal and continuing  services to beneficial  owners of
     Shares;

 .    receiving,  aggregating  and processing  purchase,  exchange and redemption orders of shareholders;

 .    providing and maintaining retirement plan records;

 .    communicating  periodically  with  shareholders  concerning  administrative issues relating to their accounts, and answering questions and handling correspondence from shareholders about their accounts;

 .    maintaining  account records and providing  beneficial  owners with account statements;

 .    processing dividend payments for Shares held beneficially;

 .    providing sub-accounting services for Shares held beneficially;

 .    issuing shareholder reports and transaction confirmations;

 .    forwarding shareholder communications to beneficial owners of Shares;

 .    receiving,  tabulating  and  transmitting  proxies  executed by  beneficial owners of Shares;

 .    performing daily investment ("sweep") functions for shareholders;

 .    providing investment advisory services;

 .    general account administration activities;

 .    advertising,   preparation  of  sales  literature  and  other   promotional
     materials, and related printing and distribution expenses;

 .    paying  employees  or  agents  of  the  distributor  of the  Shares,  other securities broker-dealers, sales personnel, or "associated persons" of the Trust who engage in or support the provision of services to investors
     and/or   distribution  of  the  Shares,   including  salary,   commissions,
     telephone, travel and related overhead expenses;

 .    incurring expenses of training sales personnel regarding the Funds;

 .    preparing, printing and distributing prospectuses, statements of additional information and reports to prospective investors;

 .    organizing and conducting sales seminars and meetings;

 .    paying fees to one or more Authorized Firms in respect of the average daily value of Shares beneficially owned by investors for whom the Authorized Firm is the dealer of record or holder of record, or beneficially owned by shareholders with whom the Authorized Firm has a servicing relationship;

 .    incurring  costs and  expenses  in  implementing  and  operating  the Plan,
     including  capital  or  other  expenses  of  associated  equipment,   rent,
     salaries, bonuses, interest, and other overhead or financing charges; and

 .    such other  similar  activities  and services as determined by the Board of
     Trustees from time to time.

         In the event that activities or services for which an Authorized Firm may be compensated and/or reimbursed under the Plan are not specifically attributable to any particular Fund, the Trust may allocate the Plan Fee to each Fund deemed to be reasonably likely to benefit from such activities or services based upon the ratio of the average daily net assets of each such Fund during the previous quarter to the aggregate average daily net assets of all such Funds for such quarter; provided, however that any such allocation shall be subject to review and approval by the Board of Trustees and may be subject to such adjustments as the Board of Trustees shall deem appropriate to render the allocation fair and equitable under the circumstances.

         Payment of Plan Fees as compensation or reimbursement for any activity or service shall not: (1) duplicate payments for the same activity or service under any other agreement or plan applicable to a Fund; or (2) constitute an admission that such activity or service is a distribution-related activity or service.

          Section 3. The Plan shall not take effect with respect to a Fund until it has been approved, together with any related agreement, by votes of the majority of both (a) the Trustees of the Trust, and (b) the Plan Trustees of the Trust, cast in person at a meeting called, at least in part, for the purpose of voting on the Plan or such agreement.

          Section 4. If adopted with respect to a Fund after any public offering of the Fund's Shares or the sale of the Fund's Shares to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such persons, the Plan (solely with respect to distribution-related activities and/or services) must be approved by a vote of a majority of the outstanding Shares of the Fund. Such approval shall constitute authorization to pay distribution-related Plan Fees accrued under the Plan with respect to the Fund prior to the date of such approval.

          Section 5. The Plan shall continue in effect with respect to a Fund for a period beyond one year from the date hereof only so long as such continuance is specifically approved at least annually in the manner provided for in Section 3.

          Section 6. Any person authorized to direct the disposition of the monies paid or payable by the Funds pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purpose for which such expenditures were made.

          Section 7. The Plan may be terminated with respect to a Fund at any time by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding Shares of that Fund.

          Section 8. All agreements with any person relating to implementation of the Plan shall be in writing, and any agreement related to the Plan shall provide:

          (a) That such agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

          (b) That such agreement shall terminate automatically in the event of its assignment.

          Section 9. The Plan may not be materially amended unless approved in the manner provided for approval of the Plan in Section 3. The Plan shall not be amended to materially increase the amount spent for distribution with respect to a Fund without approval by a vote of a majority of the outstanding Shares of the Fund.

          Section 10. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

          Section 11. The Trust shall preserve copies of the Plan, any related agreement, and any report made pursuant to Section 6 for a period of not less than six years from the date of the Plan or of such agreement or report, the first two years in an easily accessible place.

          Section 12. As used in the Plan, (a) the term "Plan Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, (b) the term "distribution-related" shall mean primarily intended to result in the sale of Shares for purposes of Rule 12b-1, and (c) the terms "affiliated person", "assignment", "interested person" and "promoter" shall have the respective meanings specified in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

                                   SCHEDULE A
                      TO THE DISTRIBUTION AND SERVICE PLAN
                             DATED FEBRUARY 1, 2000

Money Market ProFund                                                       Healthcare UltraSector ProFund
Bull ProFund                                                               Industrial UltraSector ProFund
UltraBull ProFund                                                          Internet UltraSector ProFund
Bear ProFund                                                               Pharmaceuticals UltraSector ProFund
UltraBear ProFund                                                          Precious Metals UltraSector ProFund
UltraOTC ProFund                                                           Real Estate UltraSector ProFund
UltraShort OTC ProFund                                                     Semiconductor UltraSector ProFund
UltraEurope ProFund                                                        Technology UltraSector ProFund
UltraSmall-Cap ProFund                                                     Telecommunications UltraSector ProFund
UltraMid-Cap ProFund                                                       Utilities UltraSector ProFund
UltraJapan ProFund                                                         Wireless Communications UltraSector ProFund
Basic Materials UltraSector ProFund                                        OTC ProFund
Biotechnology UltraSector ProFund                                          Airline UltraSector ProFund
Consumer Cyclical UltraSector ProFund                                      Banking UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund                                  Entertainment and Leisure UltraSector ProFund
Energy UltraSector ProFund                                                 Oilfield Equipment and Services UltraSector
Financial UltraSector ProFund                                              ProFund


Date: February 1, 2001


                                    EXHIBIT C

                       Shareholder Services Plan Payments


         During the Trust's fiscal year ended December 31, 2000, the following ProFunds paid the indicated amounts under the Service Class Shareholder Services
Plan:

                                             Shareholder Services Plan Fee Rate
ProFund           Aggregate Payments        (as a % of average daily net assets)
-------           ------------------        ------------------------------------

                                [to be provided]

         During the last fiscal year of the Trust, the following entities received 10% or more of the aggregate amount paid under the Shareholder Services Plan with respect to the indicated ProFunds:

ProFund                    Recipient                          Aggregate Payments

                                [to be provided]

                                    EXHIBIT D

                        Estimated Monthly Accruals Under
                          Distribution and Service Plan


         Based on Service Class net assets as of December 31, 2000, monthly Distribution and Service Plan fees for distribution-related activities and services for the following ProFunds would be accrued in the following estimated amounts:

                                                    Estimated
ProFund                                            Monthly Accrual

                                [to be provided]

                                    EXHIBIT E

               Outstanding Shares and Share Ownership Information


         As of the Record Date, the following number of Service Class shares of each of the indicated ProFunds, representing the indicated number of votes, were outstanding:

                                         Number of Service Class                               Number of Votes
                ProFund                  Shares Outstanding                               Represented by Shares
                -------                  ----------------------                           -----------------------

                                [to be provided]

         As of the  Record  Date,  the  following  number of shares of the Money
Market ProFund, representing the indicated number of votes, were outstanding:

                                                              Number of Shares Outstanding
            ProFund                                          and Votes Represented Thereby
            -------                                          ----------------------------
      Money Market ProFund                                          [to be provided]


Principal Shareholders

         As of February 19, 2001, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding Service Class shares of any ProFund, and five percent or more of the outstanding shares of the Money Market ProFund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

---------------------------- --------------------------------- --------------------------- --------------------------
                                     Beneficial Owner              Shares Beneficially           Percentage of
          ProFund                       and Address                      Owned                     Ownership
---------------------------- --------------------------------- --------------------------- --------------------------

---------------------------- --------------------------------- --------------------------- --------------------------

---------------------------- --------------------------------- --------------------------- --------------------------

Trustees and Officers

         As of February 19, 2001, the Trustees and officers of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of the Trust, any ProFund, or any class of shares of any ProFund. [Confirm]

                      INSTRUCTIONS FOR SIGNING PROXY CARDS



         The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

          2.   JOINT ACCOUNTS:  either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the proxy card.

          3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                                     Valid Signature

CORPORATE ACCOUNTS
         (1)  ABC Corp.......................................................  ABC Corp. John Doe, Treasurer
         (2)  ABC Corp.......................................................  John Doe, Treasurer
         (3)  ABC Corp. c/o John Doe.........................................  John Doe, Treasurer
         (4)  ABC Corp. Profit Sharing Plan..................................  John Doe, Trustee

PARTNERSHIP ACCOUNTS
         (1)  The ABC Partnership............................................  Jane B. Smith, Partner
         (2)  Smith and Jones, Limited Partnership...........................  Jane B. Smith, General Partner

TRUST ACCOUNTS
         (1)  ABC Trust......................................................  Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee u/t/d 12/28/78............................  Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
         (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
               UGMA/UTMA      John B. Smith
         (2)  Estate of John B. Smith........................................  John B. Smith, Jr., Executor


                           INSTRUCTIONS FOR VOTING BY
                              INTERNET OR TELEPHONE


INTERNET VOTING INSTRUCTIONS

1.   Read the proxy statement and have the proxy card below at hand.

2.   Go to Website [address].

3. Enter the control number set forth on the proxy card and follow the simple instructions.


TELEPHONE VOTING INSTRUCTIONS

1.   Read the proxy statement and have the proxy card below at hand.

2.   Call [number].

3. Enter the control number set forth on the proxy card and follow the simple instructions.

                                      PROXY

                                    PROFUNDS

                                [Name of ProFund]

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 17, 2001


         The undersigned hereby appoints [name] and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of ProFunds, to be held at [time] on April 17, 2001 at [location], or as adjourned from time to time (the "Meeting"), on the matters set forth on this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly be brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR Proposals 1 and 2.

         1.       To  approve  an  Amended  and  Restated   Investment  Advisory
                  Agreement with respect to the Money Market ProFund (Investor and Service Class shareholders of the Money Market ProFund).

                           FOR         AGAINST         ABSTAIN

                            (  )            (  )            (  )

         2. To approve a Distribution and Service Plan with respect to the Trust's Service Class shares (Service Class shareholders of each ProFund).

                           FOR         AGAINST         ABSTAIN

                            (  )            (  )            (  )

         3. To transact such other business as may properly come before the Meeting.


         Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.


                                  Dated _______________, 2001

                                  -------------------------------------
                                  Name of Shareholder(s) -- Please print or type

                                  -------------------------------------
                                  Signature(s) of Shareholder(s)

                                  -------------------------------------
                                  Signature(s) of Shareholder(s)

         This proxy must be signed by the beneficial owner of shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

              PLEASE VOTE. UNLESS VOTING BY INTERNET OR TELEPHONE,
                PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.